Supplement dated August 14, 2009
to the
Class A Shares, Class B Shares, Class C Shares,
Class I Shares and Class R Shares Prospectuses

Dated March 31, 2009
VAN KAMPEN GROWTH AND INCOME FUND

Dated April 9, 2009
VAN KAMPEN PARTNERS TRUST,
on behalf of its series,
VAN KAMPEN O’SHAUGHNESSY ALL CAP CORE FUND
VAN KAMPEN O’SHAUGHNESSY ENHANCED DIVIDEND FUND
VAN KAMPEN O’SHAUGHNESSY GLOBAL FUND
VAN KAMPEN O’SHAUGHNESSY INTERNATIONAL FUND
VAN KAMPEN O’SHAUGHNESSY LARGE CAP GROWTH FUND
VAN KAMPEN O’SHAUGHNESSY SMALL/MID CAP GROWTH FUND

Dated April 30, 2009
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN EQUITY AND INCOME FUND

The Prospectuses are hereby supplemented as follows:

1)  The third sentence of the first paragraph of the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

Class A Shares, Class B Shares and Class C Shares are generally available for purchase by investors through authorized dealers and Class I Shares and Class R Shares are generally available for purchase by institutional investors or retirement accounts.

2)  Effective, September 14, 2009, the first sentence of the eighth paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with the

Fund is $1,000 for Class A Shares, Class B Shares and Class C Shares for regular accounts and retirement accounts; and $50 for Class A Shares, Class B Shares and Class C Shares for accounts participating in a systematic investment program established directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT15 8/09